SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 17, 2004
Date of Report (Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	1-10714 (Commission File Number)	62-1482048 (I.R.S. Employer Identification No.)

123 South Front Street Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant’s telephone number, including area code

(not applicable) Former name, former address and former fiscal year, if changed since last report.

Item 7. Financial Statements and Exhibits

(c)	Exhibits
99.1	Press Release dated March 17, 2004.

Item 9. Regulation FD Disclosure

On March 17, 2004, the company made the announcements contained in the press release furnished as Exhibit 99.1 to this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOZONE, INC. By: /s/ Harry L. Goldsmith Harry L. Goldsmith Senior Vice President, Secretary & General Counsel Customer Satisfaction

Dated: March 17, 2004

EXHIBIT INDEX

99.1	Press Release dated March 17, 2004

2